© October 29, 2025. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Third-Quarter Earnings 2025 Dear Morningstar shareholders, Morningstar Credit had a standout third quarter, which, together with meaningful contributions from Morningstar Direct Platform and PitchBook, helped drive 8.4% consolidated revenue growth (9.0% organic) compared to the prior-year period. Operating and adjusted operating income increased by 10.6% and 15.6%, respectively, with a corresponding improvement in margins. During the quarter, we announced our plans to acquire the Center for Research in Security Prices (CRSP), which would catapult our indexes business to a premier position. We also continued to opportunistically repurchase our shares in the quarter and this month. For the year-to-date through Oct. 28, we repurchased 1,873,729 shares for a total of $487.0 million, completing the share repurchases authorized under our prior three- year $500 million program authorized effective Jan. 1, 2023. Our Board of Directors has approved an updated authorization of $1 billion over the next three years effective Oct. 31, 2025. We have not had an opportunity to meaningfully reduce our share count in recent years until 2025, and as an owner with conviction in our long-term prospects, it is one of my favorite uses of capital when appropriate. Key Business Updates Morningstar Credit benefited from increased spending on digital infrastructure, energy transition projects, and other capital expenditures that drove robust issuance. We are making strides in diversifying our revenue streams with growth driven by traditional areas of strength, including US commercial mortgage-backed securities (CMBS) as well as areas of investment including asset-backed securities, middle-market and corporate ratings (with particular strength in Europe), and private credit ratings across multiple asset classes. PitchBook stood out as an important revenue driver, although growth slowed relative to recent quarters, as activity across private equity, venture capital, and M&A remained below prior-period peaks. While our core client groups contributed to increased revenue, we continued to experience elevated churn among smaller firms and corporates with non-investment use cases. We are also observing extended sales cycles, due in part to firms seeking to do more with fewer resources and ongoing efforts to clarify their strategies for data and artificial intelligence (AI). To combat these headwinds, we are actively investing in proprietary research, derived datasets, and integrated workflows across sourcing, deal execution, and portfolio monitoring. Our acquisition of Lumonic expands our capabilities in private credit portfolio monitoring, while PitchBook’s integration of Leveraged Commentary & Data and DealX data and analytics strengthens its structured finance coverage. These moves position us to serve a broader set of workflows and deepen our value across client segments. As discussed in more detail below, we are also working to embed AI into the PitchBook platform, leveraging machine learning and AI to enhance data collection technology to expand coverage, reliability, and speed, and expanding our network of strategic partnerships with leading large language models (LLMs) and enterprise applications to ensure our trusted data is available wherever professionals work. While fundraising and exit activity remains subdued, dealmaking activity is beginning to rebound across venture capital— particularly in AI— and private equity. We believe PitchBook is well-positioned to capture renewed momentum. Our strategy is to deliver data, research, and technology across multiple distribution channels, including the PitchBook platform, direct data feeds, and emerging large language model (LLM) interfaces, supporting client workflows wherever they operate.

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2025 © October 29, 2025. Morningstar. All Rights Reserved. Morningstar for the AI Era With AI top-of-mind for investors, I thought it would be helpful to provide an update on what we think it means for our business. In short, I am confident that AI creates an exciting opportunity for us to better meet investor needs and make Morningstar even more essential to their workflows. We believe that the firms in our space that will come out as AI winners are those that create intellectual property (IP) and combine it with hard-to-replicate data. We have embarked on this journey from a position of strength. Our IP—the proprietary data, research, and methodologies that underpin our products and commercial offerings—is central to our value proposition and competitive advantage. Our clients, many of them in highly regulated industries, come to us for veracity and quality; they want a source of truth that applies human expertise and fights distortion. While we agree that basic reference data and investment details will be further commoditized in an AI-first world, the data that we collect, process, normalize, and enrich with our standard-setting categorizations, calculations, and methodologies is differentiated. This includes data that is difficult to collect, including non-public PitchBook data sourced directly from market participants through rigorous primary research. Building on our edge in systematic, scalable data collection and the breadth of our research, we have assembled a broad and deep collection of differentiated IP, including company- and portfolio-level ratings, sustainability and risk scores, proprietary modeling, scenario analyses, and tools such as the VC Exit Predictor. For example, as of October 2025, our Medalist Rating covered more than 60,000 distinct mutual funds, ETFs, separately managed accounts, and model portfolios. We continue to expand that edge, with recent examples including our newly launched ratings on semiliquid strategies and our announced acquisition of CRSP, which brings us a first-rate market database with more than 65 years of high-quality equity data. Since our founding, Morningstar has thrived by continually asking, “What can I do now that I couldn’t do before?” That spirit of curiosity and progress has guided us to innovate early through every technological shift, as we moved from binders to floppies, CD- ROMs to websites, automation to machine learning, and now, AI. We have successfully evolved with technology by leaning into our mission, independence, and proprietary frameworks. Today we are using AI technologies in three important ways: to deliver our data and IP; to accelerate speed-to-insights in our products; and to boost the operational excellence of our teams. Delivering Our Data and IP AI brings new avenues to commercialize and distribute our IP across the investor workflow, whether via a sell-through model with redistributors that embeds our content in their platforms or a sell-to model to firms that enables in-platform access for Morningstar-entitled clients. To support these distribution channels, we have launched AI-ready versions of our content that clients can use to ground their AI applications. Commercial models are still evolving, but we are confident that the pairing of our data and IP offers a compelling value proposition. That means experimenting with flexible consumption, enterprise, and seat-based revenue models as we seek to match price to value. As we work with AI providers, we’re also considering a differentiated approach for commoditized datasets and premium datasets with hard-to-access data. In particular, we think there’s a large and growing opportunity for models that allow licensed users to access our data via an entitled framework with access to our premium data that supercharges the AI tools but does not share our data back for common use. Recent examples include Morningstar and PitchBook’s relationships with LLM providers like Anthropic, which enables entitled users to access our content within Claude for Financial Services through our investment in new

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2025 © October 29, 2025. Morningstar. All Rights Reserved. Model Context Protocol (MCP) servers, and Perplexity, where users will find the quality and accuracy of Morningstar and PitchBook reports. AI for Speed-to-Insights in Our Products We were early to launch in-product AI features in 2023 with Mo, our digital research assistant offering conversational responses from our extensive research library in products like Morningstar Investor and Morningstar Direct Advisory Suite. Since then, we have evolved the Morningstar Intelligence Engine—the brains behind Mo—to remove friction from product workflows, including assisting advisors in creating investment proposals, supplying investor-ready talking points for proposed portfolio changes, populating and running investment screens, and answering product support questions. Similarly, the PitchBook platform features AI-generated earnings call transcripts and company profile summaries that get users straight to insights on company deals, financials, executives, and investor activity. Its VC Exit Predictor uses machine learning to forecast the likely outcome of venture-backed companies—IPO, acquisition, or stagnation—with proven accuracy based on market signals. Our teams are busy developing additional AI tools to further streamline workflows, and we will have more to share in upcoming months. AI for Operational Excellence Finally, we are using AI-powered tools to help our people achieve more. On the data collection front, we are using AI to automate repetitive data tasks, building on our journey from robotic process automation (RPA) and natural language processing (NLP) to machine learning and now advanced AI. This means our teams spend less time on manual work and more time on analysis and innovation. We have also integrated AI into our development lifecycle to shorten the time it takes to bring new features and products to market, while introducing function-specific tools to drive efficiency across our operations and marketing efforts. Our mission, independence, and analytical expertise remain our foundation. By protecting and commercializing our IP with discipline and creativity, and by harnessing AI for productivity and product experiences, we are focused on continuing to deliver unique, actionable insights for investors and embracing the rapid growth of modern technologies that expand the reach and impact of our content and capabilities. Leadership Transitions In late August, we announced that effective Sept. 12, James Rhodes, President of Direct Platform, would be leaving Morningstar to pursue other interests. James joined Morningstar in 2016 and prior to being named President of Direct Platform, he served as our Chief Technology Officer and Chief Data Officer. James was a pivotal contributor to the company, driving innovation and delivering value across the firm. Frannie Besztery, Chief Operating Officer of Direct Platform, is serving as interim head of Direct Platform until a permanent successor is appointed. Earlier this month, we announced that Danny Dunn, our Chief Revenue Officer, will be leaving Morningstar, effective Nov. 21, to pursue another opportunity. Julie Willoughby, our current Head of Global Sales, will be our new Chief Revenue Officer. I am thankful to Danny for his many contributions during his nine-year tenure at Morningstar. He has been instrumental in driving our global revenue and client-facing solutions and, on a personal level, I will miss his camaraderie and friendship. I am excited to work with Julie in her new role. Julie joined Morningstar as an Account Manager more than 25 years ago and knows Morningstar inside and

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2025 © October 29, 2025. Morningstar. All Rights Reserved. out. She has been a key contributor to our growth over the years, and I am confident that she will help us further scale in the years ahead. Investor Q&A Schedule In conclusion, I would like to share an update on how we address your questions. We recognize that it is important that we provide timely responses to your questions—and on a predictable cadence. Starting next month, we are introducing a more formal schedule for our Q&A. We will reply to questions in the eight months that we are not reporting earnings, with responses to any questions received by the 5th of the month provided on the 25th of the same month with adjustments for US holidays as necessary. The schedule is designed to allow you time to review our earnings release and filings before submitting questions. We will continue to consolidate responses for questions addressing similar themes. Upcoming question submission deadlines and expected response timelines are provided on p. 51 of our Q3 25 supplemental deck. What I'm Reading Here is recent commentary by our researchers that I especially enjoyed: • ETF Share Classes Are a Go for Dimensional: Here’s What Investors Need to Know, Daniel Sotiroff and Bryan Armour, Oct. 13, 2025 • The Funds Most Affected by First Brands’ Bankruptcy and What Investors Can Learn From Them, Max Curtin, Oct. 9, 2025 • PitchBook Analyst Note: Sizing the GP-Led Secondaries Market for US VC, Emily Zheng, Oct. 9, 2025 • First Brands: Limited Fallout for Financial Institutions, Auto Sector, and Private Middle-Market Lenders, Elisabeth Rudman, Robert Steda, and Michael Dimler, Oct. 8, 2025 • Allocator Solutions: Are Private Markets Worth It?, Nathan Schwartz, Andrew Akers, Zane Carmean and Taylor Criswell, Oct. 3, 2025 • PitchBook Analyst Note: Healthtech AI Scribes, Brian Wright and Owen Walker, Oct. 1, 2025 • Industry Landscape: Credit Ratings Agencies, Rajiv Bhatia, Sept. 24, 2025 • Australian Dividend Outlook and Top Picks 2025 Q3, Shaun Ler, Sept. 21, 2025 • Defense: Assessing New Investment Opportunities Through an ESG Lens, Hortense Bioy, Pankhuri Dutt, and Tatiana Vediakova, Sept. 18, 2025 • Voice of the Asset Owner Survey 2025 Quantitative Analysis, Robert Edwards, Sept. 18, 2025 • On Second Thought: The Alternate Reality of Secondary Funds’ Returns, Jack Shannon, Sept. 12, 2025 • Stressed Middle Market Borrowers Increasingly Reliant on Capital Support, Michael Dimler, Krutang Desai, and Juan Vidal de la Pena, Sept. 8, 2025 • 2 Funds Star in Debut of Morningstar Medalist Ratings for Semiliquid Funds, Bryan Armour, Sept. 3, 2025 • Equity Sector Review: US Technology, Mark Murray, Eric Compton, Matthew Wilson, Ziying Peng, and Nick Parekh, Sept. 2, 2025

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2025 © October 29, 2025. Morningstar. All Rights Reserved. You may also appreciate these recent pieces that share more about our strategy and product innovations: • Morningstar's US Modern Market 100 Index brings public, private markets together, Investment News, Oct. 15, 2025 • Investors First: Inside Morningstar’s Semiliquid Fund Ratings, Morningstar.com, Sept. 24, 2025 • More investors want public and private assets in their portfolio. Now there’s a benchmark to track this combo, CNBC, Sept. 10, 2025 • No Gold in Morningstar’s First Batch of Semiliquid Ratings, WealthManagement.com, Sept. 3, 2025 • CEO Kunal Kapoor on Culture Champions podcast by CultureX, Aug. 13, 2025 Thank you for your continued trust. Best regards, Kunal This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results, including expectations regarding the CRSP acquisition, PitchBook positioning and strategies, AI initiatives, and leadership transitions, among others, are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, free cash flow, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our second-quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the three months ended Sept. 30, 2025, which has been furnished to the SEC and is available on our website.